UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):             April 7, 2006
                                                              -------------

                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                         0-23530                 93-0997412
---------------------------           ------------           -------------------
State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                File Number)           Identification No.)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                    FORM 8-K

Section 2 - Financial Information

Item 2.01     Completion of Acquisition or Disposition of Assets
              --------------------------------------------------

     On April 7, 2006, Trans Energy, Inc. finalized the agreement to sell its well servicing and maintenance business in exchange for shares of Trans Energy common stock, certain natural gas properties and other considerations, which agreement was initially entered into on January 3, 2006. Under the terms of the definitive agreement, Trans Energy's wholly owned subsidiary, Arvilla, Inc., sold to Clarence E. Smith and Rebecca L. Smith, both directors of Trans Energy, 100% of the outstanding membership interests of Arvilla Oilfield Services, LLC, a West Virginia limited liability company ("AOS").

     AOS provides well servicing, workover and related transportation services to independent oil and natural gas producers in the northeast region of the United States. It also performs ongoing maintenance and major overhauls necessary to optimize the level of production from existing oil and natural gas wells and provides certain ancillary services during the drilling and completion of new wells. AOS offers its services in Ohio, Pennsylvania, New York, Virginia, Kentucky and West Virginia and also owns a fleet of well service equipment.

     Trans Energy acquired AOS from Clarence and Rebecca Smith on January 31, 2005 through a merger of its subsidiary, Trans Energy Acquisitions, with and into Arvilla, Inc., with Arvilla being the surviving entity. As consideration, Trans Energy issued 1,185,024 shares of its common stock, of which 1,042,821 shares were issued to the Smiths, both of whom became directors of Trans Energy following the acquisition. AOS's operations were previously conducted as Arrow Oilfield Service Company, a division of Belden & Blake Corporation, a privately held company engaged in the exploration, development and production of oil and natural gas reserve. In June 2004, the Smiths acquired Arrow Oilfield Services from Belden & Blake and created Arvilla Oilfield Services, LLC as the operating entity. Subsequently, the Smiths created Arvilla, Inc. that acquired all the membership interests of Arvilla Oilfield Services in order to facilitate its acquisition by Trans Energy.

     As a result of consummating the definitive agreement, Clarence and Rebecca Smith returned to Trans Energy 521,411 shares of their Trans Energy common stock. The Smiths have also conveyed to Trans Energy all of their interest in and to five oil and gas wells located in Tyler County, West Virginia. Assignments for the wells originally was to be held in escrow pending satisfaction by Trans Energy of two promissory notes in the aggregate amount of $763,000 payable to AOS and to Arvilla Pipeline Construction Co., Inc., a separate entity owned by Clarence and Rebecca Smith. However, pursuant to the First Amendment to Definitive Agreement, the parties agreed that the wells would be transferred at the closing and Trans Energy agreed to pay AOS $176,239 on or before April 30, 2006, and pay Arvilla Pipeline $115,000 on or before April 30, 2006. To secure these payments by Trans Energy, Clarence and Rebecca Smith will hold a lien on a certain Lyon Leasehold Deed of Trust until the debt is satisfied.

     An additional term of the definitive agreement provided that each of Clarence and Rebecca Smith received bonuses equal to approximately $85,000. A further condition of the closing included the written consent for the sale of AOS from certain banks and lenders having the right to call a loan on the ownership transfer of AOS.

     Upon execution of the definitive agreement, Clarence Smith resigned as Chief Executive Officer of Trans Energy, but remained on Trans Energy's board of directors until the closing. At the closing, both Clarence and Rebecca Smith resigned as directors of Trans Energy and Arvilla, Inc. Clarence and Rebecca Smith have also agreed not to sell an amount of their remaining Trans Energy common stock during each calendar quarter on or after March 22, 2006, in an aggregate amount greater that (i) 50,000 shares (adjusted for stock splits or stock dividends; or (ii) one percent of the total outstanding shares of Trans Energy common stock on the date of any such sale.

     Finally, the closing of the transaction was expressly conditioned on the receipt of a fairness opinion from a qualified independent party stating that the transactions contemplated by the definitive agreement are fair to Trans Energy and its stockholders. That opinion was issued on March 31, 2006.

Section 5 -    Corporate Governance and Management
               -----------------------------------

Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers

     In connection with the sale of AOS, effective at the closing on April 7, 2006, Clarence Smith and Rebecca Smith resigned as directors. The resignations were a direct result of the closing of the sale of AOS. The Company has not made any immediate plans to fill the vacancies left on the board of directors by the resignations.

Section 9 -    Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

     (c) Exhibits

     Exhibit No.     Description
     -----------     -----------

         10.1*       Definitive Agreement to sell Arvilla Oilfield Services, LLC
         10.2        First Amendment to Definitive Agreement
-----------------
             *      Included as an exhibit to Form 8-K filed January 9, 2006

Notes about Forward-looking Statements

     Statements contained in this Current Report which are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward- looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Trans Energy cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRANS ENERGY, INC.


Date:  April 13, 2006                By         /S/ WILLIAM F. WOODBURN
                                        ----------------------------------------
                                           William F. Woodburn
                                           Chief Operating Officer and Director


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